SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2002

Metricom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19903	77-0294597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2033 Gateway Place
Suite 500
San Jose, California 95110
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 573-3620

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit 99.1

Item 5.  Other Events.

     On February 19, 2002, Metricom, Inc., Metricom Finance, Inc., Metricom New York, L.L.C., Metricom Investments DC, Inc., Metricom DC, L.L.C., debtors-in-possession, in chapter 11 case nos. 01-53291, 01-53297, 01-53302, 01-53301 and 01-53300 (Jointly Administered), filed a monthly operating report for the month of January 2002 with the United States Bankruptcy Court for the Northern District of California in San Jose, California, a copy of which is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)  Exhibits.

Exhibit No.	Description

99.1	Chapter 11 Monthly Operating Report for January 2002 filed by Metricom, Inc., Metricom Finance, Inc., Metricom New York, L.L.C., Metricom Investments DC, Inc., Metricom DC, L.L.C., debtors-in-possession, in chapter 11 case nos. 01-53291, 01-53297, 01-53302, 01-53301 and 01-53300 (Jointly Administered), filed with the United States Bankruptcy Court for the Northern District of California in San Jose, California.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRICOM, INC.

Date: February 26, 2002	By:	/s/	Eugene A. Reilly

Eugene A. Reilly
Chief Financial Officer and
General Counsel